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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -----------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  September 18, 1997

                              Acorn Products, Inc.
                   ------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


           Delaware                        0-22717               22-3265462
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(State or Other Jurisdiction of    (Commission File Number)     (IRS Employer
        Incorporation)                                       Identification No.)


500 Dublin Avenue, Columbus Ohio                              43215
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(Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code:  (614) 222-4400

                ------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS

         In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, Acorn Products, Inc. (the "Company") hereby is filing a cautionary statement identifying important factors that could cause the Company's actual results to differ materially from those projected in forward looking statements of the Company made by or on behalf of the Company.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
         EXHIBITS

(c)      Exhibits

99.1 Cautionary Statement for Purposes of the "Safe Harbor" Provisions of the Private Securities Litigation Reform Act of 1995.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Acorn Products, Inc.
                                    (Registrant)


                                    By:  /s/ J. Mitchell Dolloff
                                         -----------------------
                                    Name:  J. Mitchell Dolloff
                                    Title: Vice President and General Counsel

Date:  September 18, 1997



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                               Index to Exhibits


EXHIBITS            DESCRIPTION
--------            -----------
99.1                Cautionary Statement for Purposes of the "Safe Harbor"
                    Provisions of the Private Securities Litigation Reform Act of 1995.






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